                  BUSINESS TRANSFER AND MANAGEMENT AGREEMENT
                  ------------------------------------------

This Agreement (the "Agreement") is made and entered into as of the 28th day of January, 1998 (the "date hereof"), by and among VESTA FIRE INSURANCE CORPORATION and its affiliated companies named below (collectively "Vesta"), and CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY and its affiliated companies named below (collectively "CIGNA").

                                   RECITALS
                                   --------

A. This Agreement covers insurance business currently written by CIGNA which is (i) classified as "Personal Lines - Select Markets", and (ii) consists of Homeowners, Tenants, Condos, Dwellings, Valuable Personal Articles and Personal Excess Business (the "Covered Business"), in the States listed on Exhibit A hereto (the "States").

B. CIGNA desires to cease writing the Covered Business in the States in order to devote its capital and attention to other lines of insurance.

C. Vesta is in the business of writing property and casualty insurance in the States, has reviewed the Covered Business written by CIGNA, and desires to become the replacement carrier for such Business in each of the States except Florida.

D. CIGNA and Vesta desire to cooperate to effect the orderly transfer of the Covered Business, except in Florida, from CIGNA to Vesta as the issuing carrier, and to provide for reinsurance, management and related functions between the parties while that orderly transfer is being effected.

                                  WITNESSETH:
                                  -----------

In consideration of the mutual covenants hereafter set forth and upon the terms and conditions herein contained, the parties hereby agree as follows:

1.   REINSURANCE TREATY: CIGNA desires to cede, and Vesta desires to assume,
     ------------------
     liability for the Covered Business, pursuant to the terms of a 100% Quota Share Reinsurance Treaty between CIGNA and Vesta (the "Treaty"). The Treaty shall continue in effect for as long as CIGNA remains directly and primarily liable for any Covered Business under policies written by CIGNA as the issuing carrier. CIGNA's compensation for its undertakings under this Agreement and the transactions contemplated hereby shall be as set forth in the Treaty and as otherwise provided herein. CIGNA and Vesta shall execute the Treaty simultaneously with their execution of this Agreement. In the event of any conflict or inconsistency between this Agreement and the Treaty, the Treaty shall control.

2.   TRANSFER OF COVERED BUSINESS:  Vesta acknowledges that, under the
     -----------------------------
     agreements between CIGNA and the agents, brokers and producers pursuant to which the Covered Business is written by CIGNA as the issuing carrier, the consent and agreement of the agents, brokers and producers, and of the holders of the underlying insurance policies, is required in order for the Covered Business to be written by Vesta as the issuing carrier. CIGNA agrees to work in good faith with Vesta to cause such agents, brokers and producers, and such holders of policies, to accept Covered Business on policies issued by Vesta. CIGNA and Vesta shall both use their good faith efforts, and fully cooperate with one another, to accomplish the transfer of the Covered Business to Vesta as expeditiously as possible. Until all of the policies included in the Covered Business have been either (i) renewed by Vesta as the issuing carrier, or (ii) renewed by another insurance carrier at the election of the policyholder, CIGNA will continue to act as the issuing carrier of such policies and shall remain directly and primarily liable thereon; provided however that (x) CIGNA shall have the right to nonrenew any such policies which have not been renewed by Vesta or another insurance company after one year from the date hereof to the extent that such nonrenewal is permitted by applicable State law, and (y) all such policies which continue to be written by CIGNA shall be and remain subject to the Treaty.

3.   REGULATORY FILINGS BY VESTA:  As soon as possible and in accordance with
     ----------------------------
     the Transition Plan, Vesta will make all form, rate or other filings with, and obtain approval from, all State insurance regulatory authorities which are necessary for Vesta to issue the Covered Business on its own policies. As written by Vesta for the first renewal period as the issuing carrier, the Covered Business shall, to the extent reasonably practicable, be no less favorable to policyholders than as written by CIGNA, except as may be agreed by CIGNA after consultation with Vesta.

4.   REGULATORY FILINGS BY CIGNA:  As soon as possible and in accordance with
     ----------------------------
     the Transition Plan, CIGNA will make all filings with regulatory authorities in the States required in connection with bulk reinsurance laws or other applicable statutes to permit the Treaty to take effect according to its terms and to allow CIGNA credit for reinsurance under the Treaty on its statutory books and otherwise.

5.   MANAGEMENT BY CIGNA:  CIGNA will continue to manage the policies included
     --------------------
     in the Covered Business until the earlier to occur of (i) the assumption by Vesta of management functions from CIGNA and the execution by CIGNA and Vesta of the MGAA pursuant to Section 6 hereof, or (ii) the issuance of a policy by Vesta or by another insurance company. Upon the issuance of a policy by Vesta or another insurance company, CIGNA's management responsibilities for such policy shall cease. While CIGNA retains management responsibility for any policies included in the Covered Business, CIGNA will perform all such functions in accordance with all applicable legal and industry standards and in a manner consistent with the previous management of the Covered Business by CIGNA.

6.   MANAGEMENT BY VESTA; MANAGING GENERAL AGENT: At the end of one year from
     --------------------------------------------
     the date hereof, Vesta agrees to assume all management functions for CIGNA with respect to all policies subject to the Covered Business, if any, which have not been renewed by Vesta as the issuing carrier or by another insurance company. The management functions to be assumed by Vesta shall include, but not be limited to, (i) claims handling, (ii) customer service,
     (iii) billing and collections, (iv) underwriting, and (v) regulatory compliance and reporting. Vesta will manage the Covered Business on behalf of CIGNA in accordance with all applicable legal and industry standards and in accordance with the internal standards that Vesta has maintained and enforced with respect to business written by Vesta similar to the Covered Business. In connection with the transfer of management functions, CIGNA will deliver or make available to Vesta copies of relevant claims files and other supporting records and shall otherwise cooperate with Vesta to facilitate the performance of such functions by Vesta in place of CIGNA. The details of the transfer of functions will be established by mutual agreement of the parties at the time depending on the State or States and the number of policies involved. With respect to CIGNA's regulatory compliance and reporting obligations for Covered Business managed by Vesta, Vesta shall ensure that CIGNA has the data required in the necessary form to satisfy all current and future informational, reporting, prior approval, rate and form filing, and other requirements imposed by any insurance regulatory authority, court, governmental body or other administrative or regulatory agency (federal, state or otherwise). In addition, Vesta shall provide to CIGNA such periodic reports on the Business managed by Vesta as CIGNA shall reasonably request. At the time Vesta assumes management functions hereunder from CIGNA, CIGNA and Vesta (or an affiliate thereof) shall enter into a Managing General Agency Agreement (the "MGAA") on terms customary in the industry and mutually acceptable to the parties, under which Vesta shall be authorized to issue policies on behalf of CIGNA as the issuing carrier. If, when Vesta has assumed management functions from CIGNA hereunder and the MGAA is in effect, CIGNA's Financial Institutions group desires to issue Covered Business in support of other lines of business of the Financial Institutions group, Vesta agrees to manage such business as part of its management functions for CIGNA hereunder pursuant to the

     MGAA. In addition to any compensation provided for in the MGAA, CIGNA agrees to reimburse Vesta for any incremental costs incurred by Vesta in issuing such policies.

7.   TRADEMARKS: CIGNA and Vesta agree that subject only to the limited,
     ----------
     nonexclusive license granted to Vesta in this Section 8, as between Vesta and CIGNA. CIGNA is the owner of all right, title and interest in and to the tradenames, trademarks and service marks used by CIGNA in connection with the Covered Business (collectively, the "Trademarks") and all Intellectual Property Rights, as hereinafter defined, in and to any of the foregoing. For purposes of this Agreement, the term "Intellectual Property Rights" shall mean all copyrights (including, without limitation, the exclusive right to reproduce, distribute copies of, display and perform the copyrighted work and to prepare derivative works), copyright registrations and applications, trademark rights (including, without limitation, registrations and applications), patent rights, trade names, trade secrets, moral rights, author's rights, rights in packaging, goodwill and other intellectual property rights, and all renewals and extensions thereof, regardless of whether any of such rights arise under the laws of the United States or any other state, country or jurisdiction. Notwithstanding the foregoing, CIGNA grants to Vesta a nonexclusive license to use the Trademarks during the term of this Agreement, but solely in connection with the provision of management functions on behalf of CIGNA as herein provided, and subject to such directions and guidelines as CIGNA may issue from time to time.

8.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF VESTA: Vesta represents,
     --------------------------------------------------
     warrants and covenants that:

     A. DUE QUALIFICATION. Vesta is qualified and authorized to do business in each jurisdiction where the nature of its performance of its responsibilities under this Agreement requires qualification or authorization.

     B. LICENSES. Vesta is and shall remain, and its employees, agents and/or representatives are, or shall become, and remain, licensed in whatever capacity is required by the insurance regulatory authorities of those jurisdictions requiring licensure to perform Vesta's responsibilities under this Agreement in a proper and timely manner. Vesta shall bear any and all costs related to its own licensing and the licensing of its employees, agents and/or representatives. Vesta is and shall remain in compliance with all laws and regulations in each jurisdiction in which it is licensed to do business.

     C. ADEQUATE RESOURCES. Vesta has and shall maintain at its own expense adequate business premises, adequately qualified and experienced personnel, and adequate equipment, including but not limited to, data processing hardware and software, to perform its management functions hereunder in a timely and proper manner.

     D. YEAR 2000. Except to the extent of the involvement of its agents, brokers and producers, as to which Vesta makes no representation or warranty, Vesta will manage the Covered Business on behalf of CIGNA into the year 2000 and beyond according to standards of performance which are not substantially less than were in force prior to the year 2000.

9.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF CIGNA: CIGNA represents,
     --------------------------------------------------
     warrants and covenants that:

     A. DUE QUALIFICATION. CIGNA is qualified and authorized to do business in each jurisdiction where the nature of its performance of its responsibilities under this Agreement requires qualification or authorization.

     B. LICENSES. CIGNA is and shall remain, and its employees, agents and/or representatives are, or shall become, and remain, licensed in whatever capacity is required by the insurance regulatory authorities of those jurisdictions requiring licensure to perform CIGNA's responsibilities under this Agreement in a proper and timely manner. CIGNA shall bear any and all costs related to its own licensing and the licensing of its employees, agents and/or representatives. CIGNA is and shall remain in compliance with all laws and regulations in each jurisdiction in which it is licensed to do business.

     C. YEAR 2000. Except to the extent of the involvement of its agents, brokers and producers, as to which CIGNA makes no representation or warranty, CIGNA will manage the Covered Business into the year 2000 and beyond according to standards of performance which are not substantially less than were in force prior to the year 2000.

10.  PRESS RELEASE; CONFIDENTIALITY:
     ------------------------------

     (a) The parties shall agree on the language of any press release and the initial communications to policyholders, employees, agents, brokers and producers to be issued in connection with the execution of the Agreement. Thereafter, Vesta may communicate with policyholders, agents, brokers and producers without CIGNA's prior consent and CIGNA may communicate with its employees without Vesta's prior consent.

     (b) The terms of this Agreement and the transactions contemplated hereby (the "Confidential Information") are confidential and shall not be disclosed by either party without the prior written consent of the other party (except to those of its officers, directors and/or affiliates whose responsibilities make the acquisition of such knowledge necessary or appropriate): provided, however, that in the event that either party (or any of its representatives) receives a request to disclose all or any part of the Confidential Information under the terms of a valid and effective subpoena or order issued by a court of competent jurisdiction or a governmental body, that party shall (i) immediately notify the other party of the existence, terms and circumstances surrounding such a request; (ii) consult with the other party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if, in the written opinion of counsel to the party requested to disclose Confidential Information, disclosure of such information is required, exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the Confidential Information.

11.  NON-COMPETITION: For a period of two (2) years from the date hereof, CIGNA
     ----------------
     agrees that neither it nor any of its current or future affiliates will issue, underwrite or reinsure insurance of the specific types written by the Personal Lines-Select Markets group within CIGNA's property and casualty division and included in the Covered Business. If any other group within that division proposes to write insurance of the type classified as homeowners, that group will not write such business within such two (2) year period without Vesta's prior consent, which shall not be unreasonably withheld; provided, however, that this limitation shall not apply to (i) force placed homeowners insurance written in the property and casualty division's Financial Institutions group, (ii) homeowners insurance written in the property and casualty division's Financial Institutions group in support of other lines of business of the Financial Institutions group, or
     (iii) homeowners insurance issued to farmers in Texas and other States as part of a so-called farm package. In addition, CIGNA agrees that, for the two (2) year period stated above, the customer list involved in the Covered Business will not be used as a basis for soliciting any homeowners insurance business which is otherwise permitted by this Section 11.

12   INDEMNIFICATION:
     ----------------

     (a) Vesta shall, to the fullest extent permitted by law, indemnify, defend and hold harmless CIGNA, its affiliates, officers, directors, employees and agents from and against any and all losses, as defined below, which CIGNA may suffer, incur or pay arising out of or resulting from (i) Vesta's performance or failure to perform any of the management functions assumed by Vesta hereunder (on or after the date it assumed, or was obligated to assume, responsibility to provide such services); and/or (ii) any inaccuracy in or breach by Vesta of any of the representations and warranties, covenants or agreements of Vesta set forth in this Agreement.

     (b) CIGNA shall, to the fullest extent permitted by law, indemnify and hold harmless Vesta, its affiliates, officers, directors, employees and agents from and against any and all losses, as defined below, which Vesta may suffer, incur or pay arising out of or resulting from (i) CIGNA's performance or failure to perform any of the management functions it has agreed to perform hereunder, or (ii) any inaccuracy in or breach by CIGNA of any of the representations and warranties, covenants or agreements of CIGNA set forth in this Agreement.

     (c) For purposes of this Section 10, (i) the term "Indemnitee(s)" shall mean the party and/or officers, directors, employees and/or agents of the party being indemnified hereunder; (ii) the term "Indemnitor" shall mean the indemnifying party hereunder, and (iii) the term "Loss" or collectively "Losses" shall mean any and all direct or indirect demands, damages (including, without limitation, extra contractual, excess of policy or certificate limits, punitive or exemplary damages), payments, obligations, claims, suits, actions or causes of action, investigations, proceedings, taxes, fines or penalties (including, without limitation, those imposed by any regulatory authorities), assessments, losses, liabilities, and costs and expenses incurred in connection with any of the foregoing, including, without limitation, attorney's fees and/or interest on any amount payable to a third party as a result of the foregoing, and any legal or other expenses reasonably incurred in connection with investigating or defending any claims, suits, actions, investigations or proceedings whether or not resulting in any liability, and all amounts paid in settlement of such claims, suits, actions, investigations or proceedings.

     (d) If an Indemnitee asserts that the Indemnitor has become obligated to indemnify it hereunder, or if any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Indemnitor may become obligated to the Indemnitee, the Indemnitee shall give written notice to the Indemnitor within a sufficiently prompt time (if practicable) to avoid prejudice to the Indemnitor specifying in reasonable detail the facts upon which the claimed right to indemnification is based. If the Indemnitor is Vesta, Vesta shall assume the defense of such suit, action, investigation, claim or processing, and the Indemnitee(s) shall have the right (but not the obligation) to participate at their own expense by counsel of their choice in such defense and shall in any event cooperate with and assist Vesta to the extent reasonably possible. If the Indemnitor is CIGNA, CIGNA shall assume the defense of such suit, action, investigation, claim or processing, and the Indemnitee(s) shall have the right (but not the obligation) to participate at their own expense by counsel of their choice in such defense and shall in any event cooperate with and assist CIGNA to the extent reasonably possible. In no event shall the Indemnitor, without the prior written consent of the Indemnitee(s), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee(s) of a release from all liability in respect to such suit, action, investigation, claim or proceeding. In all events, the Indemnitor shall give notice to the Indemnitee(s) prior to the entry of any judgment, the execution of any judgment or the execution of any settlement agreement.

13.  INDEPENDENT CONTRACTOR RELATIONSHIP: Vesta's relationship with CIGNA shall
     -----------------------------------
     be that of an independent contractor, and nothing in this Agreement shall be construed as creating the relationship of employer and employee between Vesta, and its officers, directors, employees or agents on the one hand, and CIGNA and its officers, directors, employees or agents, on the other hand, or the relationship of a partnership or joint venture between the parties.

14.  TERM OF AGREEMENT: This Agreement shall become effective on the date hereof
     -----------------
     and shall remain in force for as long as the Treaty and/or the MGAA remains in force, unless terminated pursuant to Section 15 of this Agreement; provided, however, that, notwithstanding anything herein to the contrary, Vesta's obligations to maintain records shall survive until the applicable statute of limitations has expired with respect to any cause of action that might be brought in connection with any claim or any other act, omission or transaction related to the subject matter of such records.

15.  TERMINATION: (a) CIGNA shall have the right to terminate this Agreement
     -----------
     with respect to matters still to be performed by Vesta upon the occurrence of any one or more of the following events (after CIGNA has given Vesta written notice of same and Vesta has had a period of thirty (30) days to cure):

     A. The dissolution of Vesta or the liquidation, rehabilitation, receivership or conservatorship of Vesta under any applicable insurance law of any State;

     B. The revocation, suspension or termination of any license required to be held by Vesta to fully and properly perform its responsibilities under this Agreement;

     C.   The commission by Vesta of any fraud against CIGNA;

     D.   Breach by Vesta of any material provision of this Agreement; or

     E. The termination of the Treaty or the MGAA pursuant to the terms thereof.

     Upon any such termination Vesta shall, at Vesta's own expense, return all records pertaining to the Covered Business and the policies related thereto to CIGNA (or CIGNA's designee) and shall fully cooperate in every practicable way to ensure the smoothest possible transfer back to CIGNA (or its designee) of the responsibility for the management functions previously assumed by Vesta from CIGNA.

     (b) Vesta shall have the right to terminate this Agreement with respect to matters still to be performed by CIGNA upon the occurrence of any one or more of the following events (after Vesta has given CIGNA written notice of same and CIGNA has had a period of thirty (30) days to cure):

     A.   The commission by CIGNA of any fraud against Vesta;

     B.   Breach by CIGNA of any material provision of this Agreement; or

     C. The termination of the Treaty or the MGAA pursuant to the terms thereof.

16.  ARBITRATION:
     -----------

     (a) As a condition precedent to any right of action hereunder, any dispute or difference of opinion arising out of, with respect to or in connection with this Agreement shall be submitted to arbitration before an arbitration panel consisting of one arbitrator to be chosen by CIGNA, the other by Vesta, and the third arbitrator (the "Umpire") to be chosen by the two arbitrators. All of the arbitrators shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's Underwriters. In the event that either party fails to choose an arbitrator within thirty (30) days following a written request by the other party to do so, the requesting party may choose a second arbitrator on behalf of the other party. If the two arbitrators fail to agree upon the selection of an Umpire within thirty (30) days following their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision between the remaining two candidates shall be made by drawing lots.

     (b) The decision of a majority of the arbitrators shall be final and binding on both parties. Judgment upon the final decision of the arbitrators may be entered in any court of competent jurisdiction.

     (c) Each party shall bear the expense of its own arbitrator, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two arbitrators are chosen by one party, as provided above, the expense of the arbitrators, the Umpire and the arbitration shall be equally divided between the two parties.

     (d) Any arbitration proceedings shall take place in Philadelphia, Pennsylvania unless another location is mutually agreed upon by the parties to this Agreement or by a majority of the arbitrators. Notwithstanding the situs of the arbitration, the arbitrators, shall apply the law of Pennsylvania (but not the arbitration law of that State, the intent of the parties being that the United States Arbitration Act. 9.U.S.C. Section 1, et seq. shall control questions of arbitrability, confirmation, vacatur and
     -- ---
     the like).

17.  GENERAL PROVISIONS:
     -------------------

     (a) All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been given if delivered by hand, overnight courier or mailed by first-class, registered mail, return receipt requested, postage and registry fees prepaid, and addressed as follows:

               (i)  If to CIGNA:

                     Gerald A. Isom
                     President
                     CIGNA Property and Casualty
                      Insurance Company
                     1601 Chestnut Street
                     Philadelphia, PA 19192

               (ii) If to Vesta:

                     Bob Nolen
                     Senior Vice President
                     Vesta Fire Insurance Corporation
                     3760 River Run Drive
                     Birmingham, AL 35243

     Either party by notice in writing given to the other in the manner specified above may change the name and address to which payments, notices, requests, demands, or other communications it shall be given.

     (b) Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated orally except by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. No delay on the part of any party in exercising any right, power of privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any right, power of privilege, nor any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     (c) The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors and assigns.

     (d) In no event shall Vesta assign any of its rights, duties, or obligations under this Agreement (including by operation of law) without the prior written approval of CIGNA.

     (e) Notwithstanding anything to the contrary, this Agreement is not intended to, and shall not be construed to, confer rights on any persons other than the signatories to this Agreement and their respective successors and assigns.

     (f) In the event any provision of this Agreement shall be rendered invalid, illegal or unenforceable by the laws, regulations or public policy of any competent jurisdiction, (a) that shall not invalidate or render unenforceable any other provision of this Agreement; and (b) the parties shall thereafter renegotiate in good faith the terms and conditions of such provisions as it applies to such jurisdiction, and renegotiate in good faith such other terms and provisions of this Agreement (if any) which are affected by the illegality or unenforceability of such provisions it applied to such jurisdiction.

     (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party hereto.

     (h) Except for the Treaty, this Agreement, together with the Exhibits attached hereto, embodies the entire Agreement and understanding between CIGNA and Vesta with respect to the subject matter hereof and supersedes any prior oral or written agreements or understandings with respect to the subject matter hereof.

     (i) All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs.

     (j) This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of laws thereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above written.

VESTA FIRE INSURANCE CORPORATION                  CIGNA PROPERTY AND CASUALTY
                                                  INSURANCE COMPANY


By: [SIGNATURE ILLEGIBLE]                         By: [SIGNATURE ILLEGIBLE]
   ------------------------------                    --------------------------

VESTA INSURANCE CORPORATION                       ATLANTIC EMPLOYERS
                                                  INSURANCE COMPANY

By: [SIGNATURE ILLEGIBLE]                         By: [SIGNATURE ILLEGIBLE]
   ------------------------------                    --------------------------

SHEFFIELD INSURANCE CORPORATION                   BANKERS STANDARD FIRE AND
                                                  MARINE COMPANY

By: [SIGANTURE ILLEGIBLE]                         By: [SIGNATURE ILLEGIBLE
   ------------------------------                    ---------------------------

VESTA LLOYDS INSURANCE COMPANY                    BANKERS STANDARD INSURANCE
                                                  COMPANY


By: [SIGNATURE ILLEGIBLE]                         By: [SIGNATURE ILLEGIBLE]
   ------------------------------                    ---------------------------

THE HAWAIIAN INSURANCE AND                        CENTURY INDEMNITY COMPANY
GUARANTY CO., LTD.


By: [SIGNATURE ILLEGIBLE]                         By: [SIGNATURE ILLEGIBLE
   ------------------------------                    ---------------------------

VESTA COUNTY MUTUAL                         CIGNA FIRE UNDERWRITERS
INSURANCE COMPANY                           INSURANCE COMPANY


By: [SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
   ------------------------------              ------------------------------


SHELBY INSURANCE COMPANY                    CIGNA INDEMNITY INSURANCE
                                            COMPANY


By: [SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
   ------------------------------              ------------------------------


AFFIRMATIVE INSURANCE                       CIGNA INSURANCE COMPANY
COMPANY


By: [SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
   ------------------------------              ------------------------------


INSURA PROPERTY AND                         CIGNA INSURANCE COMPANY
CASUALTY INSURANCE                          OF ILLINOIS
COMPANY


By: [SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
   ------------------------------              ------------------------------


SHELBY CASUALTY                             CIGNA INSURANCE COMPANY
INSURANCE COMPANY                           OF THE MIDWEST


By: [SIGNATURE ILLEGIBLE]                   By: [SIGNATURE ILLEGIBLE]
   ------------------------------              ------------------------------

                                      CIGNA INSURANCE COMPANY
                                      OF OHIO


                                      By: [SIGNATURE ILLEGIBLE]
                                         ----------------------------


                                      INDEMNITY INSURANCE
                                      COMPANY OF NORTH AMERICA


                                      By: [SIGNATURE ILLEGIBLE]
                                         ----------------------------


                                      INSURANCE COMPANY OF
                                      NORTH AMERICA


                                      By: [SIGNATURE ILLEGIBLE]
                                         ----------------------------


                                      PACIFIC EMPLOYEES INSURANCE
                                      COMPANY


                                      By: [SIGNATURE ILLEGIBLE]
                                         ----------------------------

                                                                       Exhibit A
                                                                       ---------

                       Covered Business: States Written
                       --------------------------------

                                   Alaska
                                   Alabama
                                   Arkansas
                                   Arizona
                                   California
                                   Colorado
                                   Connecticut
                                   DC
                                   Delaware
                                   Florida
                                   Georgia
                                   Hawaii
                                   Iowa
                                   Idaho
                                   Illinois
                                   Indiana
                                   Kansas
                                   Kentucky
                                   Louisiana
                                   Massachusetts
                                   Maryland
                                   Maine
                                   Michigan
                                   Minnesota
                                   Mississippi
                                   Missouri
                                   Montana
                                   North Carolina
                                   North Dakota
                                   Nebraska
                                   New Hampshire
                                   New Jersey
                                   New Mexico
                                   Nevada
                                   New York
                                   Ohio
                                   Oklahoma
                                   Oregon
                                   Pennsylvania
                                   Rhode Island
                                   South Carolina
                                   South Dakota
                                   Texas
                                   Tennessee
                                   Utah
                                   Virginia
                                   Vermont
                                   Washington
                                   Wisconsin
                                   West Virginia
                                   Wyoming